UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2016

J. C. PENNEY COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-15274	26-0037077
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6501 Legacy Drive Plano, Texas		75024-3698
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 431-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 23, 2016, J. C. Penney Company, Inc. (the “Company”), J. C. Penney Corporation, Inc. (the “Corporation”) and certain subsidiaries of the Corporation (collectively, with the Company and the Corporation, the “Credit Parties”) entered into a Restatement Agreement to amend and restate the Corporation’s Existing Credit Agreement (as defined below) (the Existing Credit Agreement, as amended and restated pursuant to the Restatement Agreement, the “Amended and Restated Credit Agreement”) with the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), which Amended and Restated Credit Agreement provides for a $1,688,125,000 senior secured term loan credit facility (the “Amended and Restated Term Loan Facility”). Also on June 23, 2016, the Credit Parties entered into an Indenture (the “Indenture”) with Wilmington Trust, National Association, as trustee (the “Trustee”), which provides for the issuance by the Corporation of $500,000,000 aggregate principal amount of 5.875% Senior Secured Notes due 2023 (the “Notes”).

Amended and Restated Term Loan Facility

The Amended and Restated Credit Agreement replaces the Credit and Guaranty Agreement, dated as of May 22, 2013 (the “Existing Credit Agreement”). The maturity date for the Amended and Restated Term Loan Facility is June 23, 2023, provided that the maturity date may be extended with respect to the loans of lenders agreeing to extend the maturity date subject to certain terms and conditions specified in the Amended and Restated Credit Agreement.

Interest on the outstanding amount borrowed under the Amended and Restated Term Loan Facility accrues at an annual rate equal to either LIBOR or the base rate, at the Corporation’s election, in each case plus an applicable margin equal to 4.25% per annum with respect to loans bearing interest based on LIBOR or 3.25% per annum with respect to loans bearing interest based on the base rate. LIBOR is the per annum rate reported by Reuters as the London interbank offered rate as administered by ICE Benchmark Administration for dollar deposits with an interest period of one, two, three or six months (at the Corporation’s election), adjusted to account for reserves required to be maintained by member banks of the Federal Reserve System against Eurocurrency liabilities, with a minimum LIBOR floor of 1.00%. The base rate is the per annum rate equal to the greatest of (i) the prime rate in effect at the Administrative Agent’s principal office in New York City, (ii) the greater of (a) the federal funds effective rate and (b) the overnight bank funding rate, plus 0.50% and (iii) LIBOR with an interest period of one month plus 1.00%, with a minimum base rate floor of 2.00%. In addition, the Corporation is required to pay certain fees in connection with the Amended and Restated Term Loan Facility, including a closing fee paid to the lenders under the Amended and Restated Term Loan Facility equal to 0.50% of the stated principal amount of the Amended and Restated Term Loan Facility.

The Corporation is required to make quarterly repayments of the loans outstanding under the Amended and Restated Term Loan Facility in a principal amount equal to 2.5% per annum of the initial principal amount of the loans under the Amended and Restated Term Loan Facility, beginning September 30, 2016, with such repayments to be reduced based on the application of mandatory and optional prepayments made from time to time pursuant to the terms of the

Amended and Restated Credit Agreement. The Amended and Restated Credit Agreement contains customary mandatory prepayment provisions with respect to certain asset sales, insurance and condemnation recovery events and excess cash flow. In the event all or any portion of the loans under the Amended and Restated Term Loan Facility are repaid (or repriced or effectively refinanced through any amendment of the Amended and Restated Term Loan Facility) for any reason, other than any mandatory prepayment with respect to insurance and condemnation recovery events or excess cash flow, prior to December 23, 2016, such repayments or repricings are required to be made at 101.0% of the amount repaid or repriced. No premium is required to be paid with respect to any repayments or repricings occurring on or after December 23, 2016.

As with the Existing Credit Agreement, the Amended and Restated Credit Agreement contains customary representations and warranties, affirmative and negative covenants and events of default for a transaction of this type. As with the Existing Credit Agreement, if an event of default under the Amended and Restated Credit Agreement occurs and is continuing, the Administrative Agent, with the consent of or at the request of lenders holding more than 50% of the principal amount of the loans outstanding under the Amended and Restated Term Loan Facility may declare the loans and all other obligations under the Amended and Restated Term Loan Facility immediately due and payable in whole or in part or cause the Collateral Agent (as defined below) to enforce any and all liens and security interests securing the loans and other obligations under the Amended and Restated Term Loan Facility. In addition, if any Credit Party or any of its subsidiaries becomes the subject of certain voluntary or involuntary proceedings under any bankruptcy, insolvency or other similar debtor relief law, then the loans and other obligations under the Amended and Restated Credit Agreement will automatically become due and payable without any further action.

Indenture

The Notes were sold to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Notes will bear interest at a rate of 5.875% per year and will mature on July 1, 2023. Interest on the Notes will be payable on January 1 and July 1 of each year, commencing on January 1, 2017. The form of Note is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

At any time, and from time to time, prior to July 1, 2019, the Corporation may redeem the Notes in whole or in part, at the Corporation’s option, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable treasury rate plus 50 basis points, plus, in each case, any accrued and unpaid interest to, but not including, the date of redemption. The Corporation may also redeem the Notes in whole or in part at any time, and from time to time, on or after July 1, 2019 and prior to maturity at a redemption price equal to (i) 102.938% of the principal amount of the Notes to be redeemed if the redemption occurs on or after July 1, 2019 and before July 1, 2020, (ii) 101.469% of the principal amount of the Notes to be redeemed if the redemption occurs on or after July 1, 2020 and before July 1, 2021 or (iii) 100% of the principal amount of the Notes if the redemption occurs on or after July 1, 2021 plus, in each case, any accrued and unpaid interest to, but not including, the redemption date. In addition, at any time, and from time to time, prior to July 1, 2019, the Corporation may redeem up to 35% of the original principal amount of the Notes at a redemption price equal to 105.875% of the principal amount of the Notes to be redeemed, plus any accrued and unpaid interest to, but not including, the redemption date, with the net cash proceeds from a qualified equity offering.

The Indenture contains covenants that, among other things, limit the Corporation’s ability to consolidate, merge or sell all or substantially all of its properties or assets, to sell Collateral (as defined below) other than ABL Priority Collateral (as defined below) (“Term Loan/Notes Exclusive Collateral”), to create liens and to engage in certain sale and lease-back transactions with the Term Loan/Notes Exclusive Collateral. In the event the aggregate net cash proceeds from permitted dispositions of Term Loan/Notes Exclusive Collateral not invested pursuant to the terms of the Indenture exceed $25 million, the Corporation must offer to repurchase a portion of the Notes with such proceeds at a price equal to 100% of the principal amount (or, if such proceeds are from certain sale and lease-back transactions, 103% of the principal amount) plus any accrued and unpaid interest to, but not including, the repurchase date. Further, if a change of control occurs, the Corporation must offer to repurchase all of the Notes at a price equal to 101% of the principal amount plus any accrued and unpaid interest to, but not including, the repurchase date.

The Indenture also contains customary events of default for a transaction of this type. If an event of default under the Indenture occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the Notes outstanding under the Indenture may declare the Notes and all other obligations immediately due and payable in whole or in part. In addition, if any Credit Party becomes the subject of certain voluntary or involuntary proceedings under any bankruptcy, insolvency or other similar debtor relief law, then the obligations under the Indenture will automatically become due and payable without any further action.

Amended and Restated Security Agreement, ABL Intercreditor Agreement and Pari Passu Intercreditor Agreement

The loans and other obligations under the Amended and Restated Term Loan Facility and the Notes are guaranteed on a senior secured basis by the Company and the subsidiaries of the Corporation that are Credit Parties. The loans and other obligations under the Amended and Restated Term Loan Facility and the Notes are secured on a pari passu basis by collateral substantially similar to the collateral under the Existing Credit Agreement (the “Collateral”), including mortgages on certain real estate of the Credit Parties in addition to liens on substantially all personal property of the Credit Parties, subject to certain exclusions set forth in the Amended and Restated Credit Agreement, the Indenture and the related security documents, including an Amended and Restated Pledge and Security Agreement (the “Amended and

Restated Security Agreement”), dated as of June 23, 2016, among the Credit Parties and Wilmington Trust, National Association, as collateral agent (the “Collateral Agent”). The Amended and Restated Pledge and Security Agreement replaces the Pledge and Security Agreement, dated as of May 22, 2013 (the “Existing Security Agreement”). The Amended and Restated Security Agreement provides for (i) a grant, and confirms the prior grant pursuant to the Existing Security Agreement, of a security interest over the collateral described therein in favor of the Collateral Agent on behalf of the lenders and other secured parties under the Amended and Restated Term Loan Facility and the holders of the Notes, (ii) certain perfection requirements and (iii) customary representations and warranties, covenants and remedial provisions with respect to the collateral described therein. The liens securing the loans and other obligations under the Amended and Restated Term Loan Facility and the Notes with respect to inventory, accounts receivable, deposit accounts and certain related collateral of the Credit Parties (the “ABL Priority Collateral”) are junior to the liens on such collateral securing the loans and other obligations incurred under the Credit Agreement (as amended, the “ABL Credit Agreement”), dated as of June 20, 2014, and amended as of December 10, 2015, among the Company, the Corporation, J. C. Penney Purchasing Corporation, the lenders party thereto, Wells Fargo Bank, National Association, as administrative agent and co-collateral agent, and certain other persons party thereto, pursuant to an Intercreditor and Collateral Cooperation Agreement (the “ABL Intercreditor Agreement”), dated as of June 23, 2016, among Wells Fargo Bank, National Association, as representative of the lenders party to the ABL Credit Agreement, Wilmington Trust, National Association, as representative of the holders of the loans and other obligations under the Amended and Restated Term Loan Facility and the holders of the Notes, and the Credit Parties. The ABL Intercreditor Agreement replaces the Intercreditor and Collateral Cooperation Agreement, dated as of May 22, 2013. The ABL Intercreditor Agreement governs, as between the holders of the loans and other obligations under the Amended and Restated Term Loan Facility and the holders of the Notes, on one hand, and the holders of the loans and other obligations under the ABL Credit Agreement, on the other, with respect to the ABL Priority Collateral, the respective lien priorities, enforcement rights, application of proceeds and rights under insolvency proceedings. The ABL Intercreditor Agreement also provides for customary conditions on refinancing the obligations subject to the ABL Intercreditor Agreement.

The rights and remedies of the lenders and other secured parties under the Amended and Restated Term Loan Facility and the holders of the Notes with respect to the Collateral are also subject to a Pari Passu Intercreditor Agreement (the “Pari Passu Intercreditor Agreement”), dated as of June 23, 2016, among the Collateral Agent, JPMorgan Chase Bank, N.A., as representative of the holders of the loans and other obligations under the Amended and Restated Term Loan Facility, and Wilmington Trust, National Association, as representative of the holders of the Notes. The Pari Passu Intercreditor Agreement provides that the loans and other obligations under the Amended and Restated Term Loan Facility and the Notes are secured on a pari passu basis by the Collateral, and governs, as between the holders of the loans and other obligations under the Amended and Restated Term Loan Facility and the holders of the Notes, with respect to the Collateral, the respective claim priorities, enforcement rights, application of proceeds and rights under insolvency proceedings. The Pari Passu Intercreditor Agreement also provides for customary conditions on refinancing the obligations subject to the Pari Passu Intercreditor Agreement.

General

Proceeds of the Amended and Restated Term Loan Facility, together with the proceeds of the Notes, were used to repay the entire outstanding principal balance under the Existing Credit Agreement.

Certain of the lenders who are parties to the Restatement Agreement and certain of the initial purchasers of the Notes and their related entities provide commercial banking, investment banking, trustee and custodial services to the Company.

Copies of the Indenture, the Restatement Agreement, the Amended and Restated Security Agreement, the ABL Intercreditor Agreement and the Pari Passu Intercreditor Agreement are filed herewith as Exhibits 4.1, 10.1, 10.2, 10.3 and 10.4, respectively. The foregoing descriptions of the Indenture, the Restatement Agreement, the Amended and Restated Security Agreement, the ABL Intercreditor Agreement and the Pari Passu Intercreditor Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts of the Indenture, the Restatement Agreement, the Amended and Restated Security Agreement, the ABL Intercreditor Agreement and the Pari Passu Intercreditor Agreement, respectively, which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above regarding the Amended and Restated Credit Agreement and the Indenture is incorporated herein by reference as if fully set forth herein.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit Number	Description

4.1	Indenture (including the form of Note), dated as of June 23, 2016, among J. C. Penney Company, Inc., J. C. Penney Corporation, Inc., the subsidiary guarantors party thereto and Wilmington Trust, National Association

10.1	Restatement Agreement, dated as of June 23, 2016, among J. C. Penney Company, Inc., J. C. Penney Corporation, Inc., the subsidiary guarantors party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent

10.2	Amended and Restated Pledge and Security Agreement, dated as of June 23, 2016, among J. C. Penney Company, Inc., J. C. Penney Corporation, Inc., the subsidiary guarantors party thereto and Wilmington Trust, National Association, as collateral agent

10.3	Intercreditor and Collateral Cooperation Agreement, dated as of June 23, 2016, among Wells Fargo Bank, National Association, as representative for the ABL secured parties, Wilmington Trust, National Association, as representative for the term loan/notes secured parties, J. C. Penney Company, Inc., J. C. Penney Corporation, Inc. and the subsidiary guarantors party thereto

10.4	Pari Passu Intercreditor Agreement, dated as of June 23, 2016, among Wilmington Trust, National Association, as collateral agent, Wilmington Trust, National Association, as trustee, and JPMorgan Chase Bank, N.A., as administrative agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. C. PENNEY COMPANY, INC.

By:	/s/ Andrew S. Drexler
Andrew S. Drexler
Senior Vice President, Chief Accounting Officer and Controller

Date: June 24, 2016

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture (including the form of Note), dated as of June 23, 2016, among J. C. Penney Company, Inc., J. C. Penney Corporation, Inc., the subsidiary guarantors party thereto and Wilmington Trust, National Association

10.1	Restatement Agreement, dated as of June 23, 2016, among J. C. Penney Company, Inc., J. C. Penney Corporation, Inc., the subsidiary guarantors party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent

10.2	Amended and Restated Pledge and Security Agreement, dated as of June 23, 2016, among J. C. Penney Company, Inc., J. C. Penney Corporation, Inc., the subsidiary guarantors party thereto and Wilmington Trust, National Association, as collateral agent

10.3	Intercreditor and Collateral Cooperation Agreement, dated as of June 23, 2016, among Wells Fargo Bank, National Association, as representative for the ABL secured parties, Wilmington Trust, National Association, as representative for the term loan/notes secured parties, J. C. Penney Company, Inc., J. C. Penney Corporation, Inc. and the subsidiary guarantors party thereto

10.4	Pari Passu Intercreditor Agreement, dated as of June 23, 2016, among Wilmington Trust, National Association, as collateral agent, Wilmington Trust, National Association, as trustee, and JPMorgan Chase Bank, N.A., as administrative agent